Exhibit 99.(p)1
MANULIFE ASSET MANAGEMENT CODE OF
ETHICS
Manulife Asset Management Limited (“MAMLL”) Manulife
Asset Management (North America) Limited (““MAM (NNA)”)
Effective: February 22, 2012

Code of Ethics
Manulife Asset Management is required by law to adopt a Code of Ethics. The purposes of a Code of Ethics are to ensure that companies and their “covered employees” 1comply with all applicable laws and to prevent abuses in the investment advisory business that can arise when conflicts of interest exist between the employees of an investment advisor and its clients. By adopting and enforcing a Code of Ethics, we strengthen the trust and confidence entrusted in us by demonstrating that at Manulife Asset Management, client interests come first. This Code of Ethics (the “Code”) will apply to the Manulife Asset Management advisers that have adopted the Code. Please see Appendix D.
The Code that follows represents a balancing of important interests. On the one hand, as a registered investment adviser, Manulife Asset Management owes a duty of undivided loyalty to its clients, and must avoid even the appearance of a conflict that might be perceived as abusing the trust they have placed in Manulife Asset Management. On the other hand, Manulife Asset Management does not want to prevent conscientious professionals from investing for their own accounts where conflicts do not exist or that are immaterial to investment decisions affecting the Manulife Asset Management clients.
When conflicting interests cannot be reconciled, the Code makes clear that, first and foremost, covered employees owe a fiduciary duty to Manulife Asset Management clients. In most cases, this means that the affected employee will be required to forego conflicting personal securities transactions. In some cases, personal investments will be permitted, but only in a manner, which, because of the circumstances and applicable controls, cannot reasonably be perceived as adversely affecting Manulife Asset Management client portfolios or taking unfair advantage of the relationship Manulife Asset Management employees have to Manulife Asset Management clients.
The Code contains specific rules prohibiting defined types of conflicts. Since every potential conflict cannot be anticipated by the Code, it also contains general provisions prohibiting conflict situations. In view of these general provisions, it is critical that any covered employee who is in doubt about the applicability of the Code in a given situation seek a determination from Code of Ethics Administration or the Chief Compliance Officer about the propriety of the conduct in advance.

[1]	“Covered employees” includes all “supervised persons” as defined under SEC Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

It is critical that the Code be strictly observed. Not only will adherence to the Code ensure that Manulife Asset Management renders the best possible service to its clients, it will help to ensure that no individual is liable for violations of law.
It should be emphasized that adherence to this policy is a fundamental condition of employment at Manulife Asset Management. Every covered employee is expected to adhere to the requirements of the Code despite any inconvenience that may be involved. Each employee is expected to adhere to the highest standard of professional and ethical conduct and should be sensitive to situations that may give rise to an actual conflict or the appearance of a conflict with our clients’ interests, or have the potential to cause damage to the Manulife Asset Management or its affiliates’ reputation. To this end, each employee must act with integrity, honesty, dignity and in a highly ethical manner. Each employee is also required to comply with all applicable securities laws.
Moreover, each employee must exercise reasonable care and professional judgment to avoid engaging in actions that put the image of Manulife Asset Management or its reputation at risk. While it is not possible to anticipate all instances of potential conflict or unprofessional conduct, the standard is clear. Any covered employee failing to do so may be subject to disciplinary action, including financial penalties and termination of employment in conjunction with the Manulife Asset Management Schedule of Fines and Sanctions or as determined by Senior Management of Manulife Asset Management.
This Code recognizes that our fiduciary obligation extends across all of our affiliates, satisfies our regulatory obligations and sets forth the policy regarding employee conduct in those situations in which conflicts with our clients’ interests are most likely to develop.

Table of Contents
1: General Principles
2: To Whom Does This Code Apply?
3: Which Accounts and Securities are Subject to the Code’s Personal Trading Requirements?
Preferred Brokerage Account Requirements (U.S. Resident Access Persons)
4: Overview of Policies
5: Policies in the Code of Ethics
Restriction on Gifts John Hancock and Manulife Affiliated Funds Reporting Requirement and Holding Period Pre-clearance Requirement of Securities Transactions Pre-clearance of Manulife Financial Corporation securities Heightened Pre-clearance of Securities Transactions for “Significant Personal Positions” Ban on Short-Term Profits (60) Days Rule Ban on IPO’s Ban on Speculative Transactions in MFC Ban on Restricted Securities Excessive Trading Disclosure of Private Placement Conflicts Fifteen Day Blackout Period Restriction on Securities under Active Consideration
6: Policies Outside of the Code of Ethics
MFC Code of Business Conduct & Ethics Manulife Asset Management Insider Trading Policy Manulife Asset Management Portfolio Holdings Disclosure Policy MFC Anti-Fraud Policy MFC Electronic Communications Disclosure Guidelines
7: Reports and Other Disclosures outside the Code of Ethics
Broker Letter/Duplicate Confirm Statements Investment Professional Disclosure of Personal Securities Conflicts
8: Reporting Requirements and Other Disclosures inside the Code of Ethics
Initial Holdings Report and Annual Holdings Report Reporting of Gifts, Donations, and Inheritances Trading in Broad Based Stock Index Futures and Options Quarterly Transaction Certification Quarterly Brokerage Account Certification Annual Certification of the Code
9: Reporting Violations
10: Interpretation and Enforcement
11: Exemptions & Appeals
12: Education of Employees
13: Recordkeeping Appendix A: Access Person Categories Appendix B: Manulife Asset Management Schedule of Fines and Sanctions Appendix C: Chief Compliance Officer and Compliance Contacts Appendix D: Manulife and John Hancock Affiliated Funds List Appendix E: Index Securities

1: General Principles
Each covered employee within the Manulife Asset Management organization is responsible for maintaining the very highest ethical standards when conducting our business.
This means that:
You have a fiduciary duty at all times to place the interests of our clients and fund investors first.
All of your personal securities transactions must be conducted consistent with the provisions of the Code that apply to you and in such a manner as to avoid any actual or potential conflict of interest or other abuse of your position of trust and responsibility.
You should not take inappropriate advantage of your position or engage in any fraudulent or manipulative practice (such as front-running or manipulative market timing) with respect to our clients’ accounts or fund investors.
You must treat as confidential any information concerning the identity of security holdings and financial circumstances of clients or fund investors.
You must comply with all applicable laws including U.S. federal securities laws, which, for purposes of the Code, means the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, Rule 204A-1 of the Advisers Act of 1940, as amended, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisors, and any rules adopted thereunder by the SEC or the Department of the Treasury. In addition, the Code is intended to comply with rules and policies adopted by the Canadian securities regulators as well as best practices prescribed by the Investment Funds Institute of Canada (“IFIC”).
The term “Employee” for purposes of this Code, includes all employees, including temporary personnel compensated directly by Manulife Asset Management and other temporary personnel to the extent that their tenure with Manulife Asset Management exceeds 90 days.
All employees are subject to this Code and adherence to the Code is a basic condition of employment. If an employee has any doubt as to the appropriateness of any activity, believes that he or she has violated the Code, or becomes aware of a violation of the Code by another employee, he or she should promptly consult the Chief Compliance Officer of Manulife Asset Management — see Appendix C.
It is essential that you understand and comply with the general principles, noted above, in letter and in spirit as no set of rules can anticipate every possible problem or conflict situation.
As described in section 10 “Interpretation and Enforcement” of the Code, failure to comply with the general principles and the provisions of the Code may result in disciplinary action, including termination of employment.

2: To Whom Does This Code Apply?
This Code applies to you if you are: A director, officer or other “supervised employee”2 of Manulife Asset Management; Please note that if a policy described below applies to you, it also applies to all accounts over which you have a beneficial interest. Normally, you will be deemed to have a beneficial interest in your personal accounts, those of a spouse, “significant other,” minor children or family members sharing the same household, as well as all accounts over which you have discretion or give advice or information. “Significant others” are defined for these purposes as two people who (1) share the same primary residence; (2) share living expenses; and (3) are in a committed relationship and intend to remain in the relationship indefinitely.
There are three categories for persons covered by the Code, taking into account their positions, duties and access to information regarding fund portfolio trades. You have been notified about which of these categories applies to you, based on Code of Ethics Administration’s understanding of your current role. If you have a level of investment access beyond your assigned category, or if you are promoted or change duties and as a result should more appropriately be included in a different category, it is your responsibility to notify Code of Ethics Administration. You are responsible for informing Code of Ethics Administration of accounts for individuals that meet the criteria noted above, as well as all accounts over which you have discretion or give advice or information.
Access Person Categories:
The basic definitions of three categories, with examples, are provided below. The more detailed definitions of each category are attached as Appendix A. “Access Level I”
Investment Access

[2]	A “supervised employee” is defined by the Advisers Act to mean a partner, officer, director (or other person occupying a similar status or performing similar functions) or employee, as well as any other person who provides advice on behalf of the adviser and is subject to the adviser’s supervision and control. However, in reliance on the Prudential no-action letter, Manulife Asset Management does not treat as a “supervised employee” any of its “non-advisory personnel”, as defined below.

A person who, in connection with his/her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities for any account advised by Manulife Asset Management3.
Examples:
Portfolio Managers
Analysts
Traders
“Access Level II” Regular Access
A person who, in connection with his/her regular functions or duties, has regular access to nonpublic information regarding any clients’ purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any account advised by Manulife Asset Management who has regular access to securities recommendations that are made to clients of Manulife Asset Management.
Examples:
Compliance
Investment Operations
Administration
Technology Resources Personnel
Private Client Group Personnel
Legal Staff
Sales/Marketing
Client Service & Products
Administrative Personnel for Access Level I & II Persons
“Access Level III” Periodic Access
A person who, in connection with his/her regular functions or duties, has periodic access to non-public information regarding any clients’ purchase or sale of securities, or non-public information regarding the portfolio holdings of any account advised by Manulife Asset Management.

[3]	In reliance on the Prudential no-action letter, Manulife Asset Management treats as an “advisory person” any “supervised employee” who is involved, directly, or indirectly, in Manulife Asset Management’s investment advisory activities, as well as any “supervised employee” who is an “access person”. Manulife Asset Management treats as “non-advisory personnel”, and does not treat as a “supervised person”, those individuals who have no involvement, directly or indirectly, in Manulife Asset Management’s investment advisory activities, and who are not “access persons”

Examples:
Business Financial Analysts
Technical Associates
Select Technical Resources Associates
3: Which Accounts and Securities are Subject to the Code’s Personal Trading Requirements?
If the Code describes “Personal Trading Requirements” (i.e., the Manulife and John Hancock Mutual Fund reporting requirement and holding period, the pre-clearance requirement, the ban on short-term profits, the ban on IPO’s, the disclosure of private placement conflicts and the reporting requirements) that apply to your access category as described above, then the requirements apply to trades for any account in which you have a beneficial interest. A covered employee is considered to have a beneficial interest in any transaction in which the employee has the opportunity to directly or indirectly profit or share in the profit derived from the securities transacted. An employee is presumed to have a beneficial interest in, and therefore an obligation to pre-clear and report, the following:
Securities owned by a covered employee in his or her name.
Securities owned by an individual covered employee indirectly through an account or investment vehicle for his or her benefit, such as an IRA, RRSP, RESP, family trust or family partnership.
Securities owned in which the covered employee has a joint ownership interest, such as property owned in a joint brokerage account.
Securities owned by trusts, private foundations or other charitable accounts for which the covered employee has investment discretion (other than client accounts of the firm).
Typically, this includes your personal accounts, those of a spouse, “significant other,” minor children or family members sharing your household, as well as all accounts over which you have discretion or give advice or information. This includes all brokerage accounts that contain securities (including brokerage accounts that only contain securities exempt from reporting, e.g., brokerage accounts holding shares of non-affiliated mutual funds).
This also includes all accounts holding John Hancock and Manulife Affiliated Funds as well as accounts in the Manulife Share Ownership Plan.
Accounts over which you cannot transact trades or you have no direct or indirect influence or control are exempt. To prevent potential violations of the Code, you are strongly encouraged to submit a written request for clarification for any accounts that are in question.
These personal trading requirements do not apply to the following securities:

• Direct obligations of the U.S. Government (e.g., treasury securities) and indirect obligations of the U.S. Government having less than one year to maturity;
• Securities Futures and options on direct obligations of the U.S. Government;
• Bankers’ acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt obligations, including repurchase agreements;
• Shares issued by money market funds and all other open-end mutual funds registered under the 1940 Act that are not advised or sub-advised by a John Hancock Adviser or another Manulife entity4;
• Commodities and options and futures on commodities;
• Securities in accounts over which you have no direct or indirect influence or control;
• Variable insurance products not managed by a John Hancock Adviser or another Manulife entity; and
• Foreign currency transactions.
Except as noted above, the Personal Trading Requirements apply to all securities, including the following and therefore must be pre-cleared and reported:
• Stocks;
• Bonds;
• Government securities that are not direct obligations of the U.S. Government, such as Fannie Mae, or municipal securities, in each case that mature in more than one year;
• Direct obligations of the Canadian government or the government of any province in Canada (no preclearance, reporting only)
• Manulife and John Hancock Affiliated Funds; (No preclearance, reporting only)
• Closed-end funds;
• Options on securities, on indexes, and on currencies;
• Broad based stock index futures and options5;
• Interest rate swaps;
• Limited partnerships and limited liability company interests;
• Exchange traded funds;
• Domestic unit investment trusts;
• Non-US unit investment trusts and non-US mutual funds;
• Private investment funds and hedge funds;
• Futures, investment contracts or any other instrument that is considered a “security” under the Securities Act of 1933; and
Warrants, rights, etc., whether publicly traded or privately held.
Preferred Brokerage Account Requirements: (Applicable to U.S. Resident Access Persons only) This rule applies to new access persons commencing employment after March 1, 2008.

[4]	Different requirements apply to shares of Manulife and John Hancock Affiliated Funds. See the section titled “Manulife and John Hancock Affiliated Funds Reporting Requirement and Holding Period”. A list of Manulife and John Hancock Affiliated Funds can be found in Appendix D.

[5]	No pre-clearance requirement on broad based stock index futures and options but trading activity in these securities need to be reported. Please see “Trading in Broad Based Stock Index Futures and Options”. List of exempt Indices can be found in Appendix E

While employed by Manulife Asset Management, you must maintain your accounts at one of the preferred brokers approved by Manulife Asset Management.
Exceptions: With approval from Code of Ethics Administration, you can maintain a brokerage account at a broker/dealer other than the ones listed in Appendix (Not Applicable) if any of the following applies:
• it contains only securities that can’t be transferred;
• it exists solely for products or services that one of the above broker/dealers cannot provide;
• it exists solely because your spouse’s or significant other’s employer prohibits external covered accounts;
• it is managed by a third-party registered investment advisor;
• it is restricted to trading interests in non-John Hancock 529 College Savings Plans;
• it is associated with an ESOP (employee stock option plan) or an ESPP (employee stock purchase plan) in which a related covered person is the participant;
• it is required by a direct purchase plan, a dividend reinvestment plan, or an automatic investment plan with a public company in which regularly scheduled investments are made or planned;
• it is required by a trust agreement;
• it is associated with an estate of which you are the executor, but not a beneficiary, and your involvement with the account is temporary; or transferring the account would be inconsistent with other applicable rules.
What do I need to do to comply? (For U.S. Resident Access Persons)
You will need to transfer assets of current brokerage accounts to one of the preferred brokers/dealers listed above within 45 days of commencement of employment and close your current accounts.
Or
You should contact Code of Ethics Administration to obtain an exemption request form to request permission to maintain a brokerage account with a broker/dealer not on Manulife Asset Management preferred broker list.

4: Overview of Policies

	Access Level	Access Level	Access Level
	I Person	II Person	III Person
General principles	Yes	Yes	Yes
Restrictions on gifts	Yes	Yes	Yes
Reporting requirement and holding period for positions in John Hancock Affiliated Funds	Yes	Yes	Yes
Pre-clearance requirement	Yes	Yes	Limited
Pre-clearance requirement for initial public offerings (“IPO’s”)	Prohibited	Yes	Yes
Heightened pre-clearance of securities transactions for “significant personal positions”	Yes	No	No
Pre-clearance requirement on private placements/limited offerings	Yes	Yes	Yes
Ban on IPO’s	Yes	No	No
Ban on short-term profits (60) days	Yes	Yes	No
Investment team purchasing a position for a client account, if purchased into their personal account must hold until client account has sold all shares of the position	Yes	No	No
Fifteen day blackout period rule	Yes	Yes	No
Provide an affirmative statement when purchasing into their personal account that the security being purchased is not actively being considered for an account that they manage	Yes	No	No

	Access Level	Access Level	Access Level
	I Person	II Person	III Person
Ban on speculative trading in Manulife Financial Corporation stock	Yes	Yes	Yes
Reporting of gifts, donations, and inheritances	Yes	Yes	Yes
Duplicate confirms & statements	Yes	Yes	Yes
Initial & annual certification of the Code	Yes	Yes	Yes
Initial & annual holdings reporting	Yes	Yes	Yes
Quarterly personal transaction reporting	Yes	Yes	Yes
Disclosure of private placement conflicts	Yes	No	No
Manulife Financial Corporation Code of Business Conduct & Ethics	Yes	Yes	Yes
Applicable Manulife Asset Management Insider Trading Policy	Yes	Yes	Yes
Policy regarding dissemination of portfolio information	Yes	Yes	Yes
Investment Professional Personal Security Ownership Disclosure	Yes	No	No
5: Policies in the Code of Ethics Restriction on Gifts
Applies to: All Access Levels You and your family cannot accept preferential treatment or favours (e.g., gifts) from securities brokers/dealers or other organizations with which Manulife Asset Management might transact business, except in accordance with the Manulife Financial Corporation (MFC) Code of Business Conduct and Ethics, and the applicable Manulife Asset Management Gift Policy. For the protection of both you and Manulife Asset Management, the appearance of a possible conflict of interest must be avoided.

John Hancock and Manulife Affiliated Funds Reporting Requirement and Holding Period
Applies to: All Access Levels You must follow the reporting requirement and the holding period requirement specified below if you purchase either: a Manulife Fund or “John Hancock Mutual Fund” (i.e., a UCIT, Trust or Mutual Fund that is advised or sub-advised by John Hancock Advisers, Manulife Asset Management, Manulife Mutual Funds or by another Manulife entity); a “John Hancock Variable Product” (i.e., contracts funded by insurance company separate accounts that use one or more portfolios of John Hancock Trust); or any other mutual fund advised or sub advised by Manulife Asset Management. The reporting requirement and the holding period requirement for positions in John Hancock and Manulife Affiliated Funds do not include money market funds and any dividend reinvestment, payroll deduction, systematic investment/withdrawal and/or other program trades.
Reporting Requirement: You must report your holdings and your trades in a Manulife Affiliated Fund held in an outside brokerage account. This is not a pre-clearance requirement, you can report your holdings after you trade by submitting duplicate confirmation statements to Code of Ethics Administration. If you are an Access Level I Person, Access Level II Person, or Access Level III Person, you must also make sure that your holdings in a Manulife Affiliated Fund are included in your Initial Holdings Report (upon hire or commencement of access designation).
If you purchase an affiliated Variable Product, you must notify Code of Ethics Administration of your contract or policy number.
Code of Ethics Administration will rely on the operating groups of John Hancock and Manulife Asset Management for administration of trading activity, holdings and monitoring of market timing policies for John Hancock and Manulife Affiliated Funds. Accordingly employees will not be required to file duplicate transaction and holdings reports for these products as long as the accounts holding these products are held with the respective John Hancock and Manulife’s operating groups, i.e. John Hancock Signature Services, Inc. and the contract administrators supporting the John Hancock variable products.
Code of Ethics Administration will have access to this information upon request.
Holding Requirement: You cannot profit from the purchase and sale of a Manulife Affiliated Fund advised by Manulife Asset Management within 30 calendar days. The purpose of this policy is to address the risk, real or perceived, of manipulative market timing or other abusive practices involving short-term personal trading in the Manulife Affiliated Funds. Any profits realized on short-term trades must be surrendered by check which will be contributed to a charity. You may request an exemption from this policy for involuntary sales due to unforeseen corporate activity (such as a merger), or for sales due to hardship reasons (such as unexpected medical expenses) by sending an e-mail to the Chief Compliance Officer.
Pre-clearance Requirement of Securities Transactions
Applies to: Access Level I and Access Level II Persons Also, for a limited category of trades: Access Level III Persons
Access Level I Persons: Must as part of the pre-clearance process, affirmatively assert that the security being purchased is not actively being considered for an account that the individual pre-clearing manages or is involved in the account management, i.e. analyst or trader.
Access Level I Persons and Access Level II Persons: If you are an Access Level I Person or Access Level II Person, you must “pre-clear” (i.e., receive advance approval of) any personal securities transactions in the categories described in Section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Requirements” on page 4 of the Code.
Clearance for personal securities transactions will be in effect solely for the day on which they were approved. Additionally, successful pre-clearance does not relieve an individual from trading in their own personal account in violation of any of the Code’s conflict principals.
Due to this pre-clearance requirement, participation in investment clubs and special orders, such as “good until canceled orders” and “limit orders,” are prohibited. Place day orders only, i.e., orders that automatically expire at the end of the trading session. Be sure to check the status of all orders at the end of the trading day and cancel any orders that have not been executed. If any Access Person leaves an order open and it is executed the next day (or later), the transaction will constitute a violation of the Code.
Limited Category of Trades for Access Level III Persons: If you are an Access Level III Person, you must pre-clear transactions in securities of any closed-end funds advised by Manulife Asset Management or a Manulife, John Hancock Fund sub- adviser, as well as transactions in IPO’s, private placements and limited offerings. An Access Level III Person is not required to pre-clear other trades. However, please keep in mind that an Access Level III Person is required to report securities transactions after every trade (even those that are not required to be pre-cleared) by requiring your broker to submit duplicate confirmation statements, as described in section 7 of the Code.
Pre-clearance of IPO’s, Private Placements and Limited Offerings: Pre-clearance requests for these securities require some special considerations; the decision will take into account whether, for example: (1) the investment opportunity should be reserved for Manulife Asset Management clients; and (2) is it being offered to you because of your position with Manulife Asset Management and other relevant factors on a case-by-case basis.
Pre-clearance of Manulife Financial Corporation securities
Applies to: Access Level I and Access Level II Persons All personal transactions in MFC securities including stock, company issued options, and any other securities such as debt must be pre-cleared excluding trades in the Manulife Share Ownership Plan.
Please note that:
• You may not trade until clearance approval is received
• Clearance approval is valid only for the date granted (i.e., the pre-clearance requested date and the trade date should be the same)
• A separate procedure should be followed for requesting pre-clearance of an IPO, a private placement, and limited offering.
Contact your local CCO for details. Code of Ethics Administration must maintain a five-year record of all pre-clearances of private placement purchases by Access Level I Persons, and the reasons supporting the clearances.
The pre-clearance policy is designed to proactively identify potential “problem trades” that raise front-running, manipulative market timing or other conflict of interest concerns (i.e., when an Access Level I Person trades a security in their personal account on the same day as another client account managed by Manulife Asset Management). Certain transactions in securities that would normally require pre-clearance are exempt from the pre-clearance requirement in the following situations: (1) shares are being purchased as part of an automatic investment plan; (2) shares are being purchased as part of a dividend reinvestment plan; or (3) transactions are being made in an account over which you have designated a third party as having discretion to trade (“Discretionary Account”) (you must have approval from the Chief Compliance Officer to establish a Discretionary Account).

Heightened Pre-clearance of Securities Transactions for “Significant Personal Positions”
Applies to: Access Level I Persons If you are an Access Level I Person with a personal securities position that is worth $100,000 or more, this is deemed to be a “Significant Personal Position”. This applies to any personal securities positions in the categories described above in the section “Which Accounts and Securities are Subject to the Code’s Personal Trading Requirements”. Before you make personal trades to establish, increase or decrease a Significant Personal Position, you must notify either the Chief Investment Officer, Fixed Income or the Chief Investment Officer Equity, or their designee that (1) you intend to trade in a Significant Personal Position and (2) confirm that you are not aware of any clients for whom related trades should be completed first. You must receive their pre-approval to proceed. Their approval will be based on their conclusion that your personal trade in a Significant Personal Position will not “front-run” any trades for a Manulife Asset Manager advised client account. This heightened pre-clearance requirement is in addition to, not in place of, the regular pre-clearance requirement described above—you must also receive the regular pre-clearance before you trade.
Ban on Short-Term Profits (60) days Rule
Applies to: Access Level I and Access Level II Persons If you are an Access Level I Person or Access Level II Person, you cannot profit from the purchase and sale (or sale and purchase) of the same (or equivalent) securities within 60 calendar days. This applies to any personal securities trades in the categories described in Section 3: “Which Accounts and Securities are Subject to the
Code’s Personal Trading Requirements” of the Code, except for personal security trades of Manulife and John Hancock Affiliated Funds which you cannot profit from within 30 days. You may invest in derivatives, excluding certain equity options on MFC securities6 or sell short provided the transaction period exceeds the 60-day holding period. Remember, if you donate or gift a security, it is considered a sale and is subject to this rule. This

[6]	You may not buy put options and sell call options or sell short securities of MFC.

restriction does not apply to trading within a sixty calendar day period if you do not realize a profit.
The purpose of this policy is to address the risk, real or perceived, of front-running, manipulative market timing or other abusive practices involving short-term personal trading. Any profits in excess of $100.00 realized on short-term trades must be surrendered by check which will be contributed to a charity of the institution’s choice.
You may request an exemption from this policy for involuntary sales due to unforeseen corporate activity (such as a merger), or for sales due to hardship reasons (such as unexpected medical expenses) from Code of Ethics Administration. In addition, transactions in securities with the following characteristics will typically be granted an exemption from this provision.
Large Cap Securities Exception: Pre-clearance requests in a security with a market capitalization of $5 billion or more would, in most cases, not be subject to, the ban on short-term profits rule because management determined that transactions in these types of companies do not present any conflict of interest to the Manulife Asset Manager advised client account.
Hold till Sold Rule: Investment team purchasing a position for a client account, if purchased into their personal account must hold until client account has sold all shares of the position
Ban on IPO’s
Applies to: Access Level I Persons If you are an Access Level I Person, you may not acquire securities in an IPO. You may not purchase any newly-issued securities until the next business (trading) day after the offering date. This applies to any personal securities trades in the categories described above in the section “Which Accounts and Securities are Subject to the Code’s Personal Trading Requirements”. There are two main reasons for this prohibition: (1) these purchases may suggest that persons have taken inappropriate advantage of their positions for personal profit; and (2) these purchases may create at least the appearance that an investment opportunity that should have been available to the Manulife Asset Management clients was diverted to the personal benefit of an individual employee. You may request an exemption for certain investments that do not create a potential conflict of interest, such as: (1) securities of a mutual bank or mutual insurance company received as compensation in a demutualization and other similar non-

voluntary stock acquisitions; (2) fixed rights offerings; or (3) a family member’s participation as a form of employment compensation in their employer’s IPO.
Ban on Speculative Transactions in MFC
Applies to: All Access Levels All Covered employees under this Code are prohibited from engaging in speculative transactions involving securities of MFC, since these transactions might be seen as evidencing a lack of confidence in, and commitment to, the future of MFC or as reducing the incentive to maximize the performance of MFC and its stock price. Accordingly, all covered employees, as well as their family members, are prohibited from entering into any transaction involving MFC securities for their personal account which falls into the following categories:
Short sales of MFC securities
Buying put options or selling call options on MFC securities
Ban on Restricted Securities
Applies to: All Access Levels No pre-clearance will be approved for securities appearing on the Manulife Asset Management Restricted List. Securities are placed on the Restricted List if: Manulife Asset Management or a member of Manulife Asset Management has received material non-public inside information on a security or company; or
In the judgment of the Legal Department, circumstances warrant addition of a security to this list The Restricted List is a confidential list of companies that is maintained in the possession of the Legal/Compliance Department. (See Restricted List Procedures)
Excessive Trading
Applies to: All Access Levels While active personal trading may not in and of itself raise issues under applicable laws and regulations, we believe that a very high volume of personal trading can be time consuming and can increase the possibility of actual or apparent conflicts with portfolio transactions. Accordingly, an unusually high level of personal trading activity is strongly discouraged and may be monitored by Code of Ethics Administration to the extent appropriate for the category of person, and a pattern of excessive trading may lead to the taking of appropriate action under the Code. An Access Person effecting more than 45 trades in a quarter, or redeeming shares of a John Hancock or Manulife

Affiliated Fund within 30 days of purchase, should expect additional scrutiny of his or her trades and he or she may be subject to limitations on the number of trades allowed during a given period.
Forensic Review Applies to: All Access Levels, but emphasis will be on Access level I individuals. Code of Ethics administration will conduct various forensic reviews designed to identify any trends which may be indicative of conflict that will require additional controls.
Disclosure of Private Placement Conflicts
Applies to: Access Level I Persons If you are an Access Level I Person and you own securities purchased in a private placement, you must disclose that holding when you participate in a decision to purchase or sell that same issuer’s securities for a John Hancock or Manulife Asset Management Affiliated Fund. This applies to any private placement holdings in the categories described above in Section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Requirements” of the Code. Private placements are securities exempt from SEC registration under section 4(2), section 4(6) and/or rules 504 — 506 under the Securities Act. The investment decision must be subject to an independent review by investment personnel with no personal interest in the issuer. The purpose of this policy is to provide appropriate scrutiny in situations in which there is a potential conflict of interest.
Fifteen Day Blackout Period
Applies to: Access Level I and Access Level II Persons Blackout Periods: No Access person may engage in covered security transactions involving securities or instruments which the access person knows are actively contemplated for transactions on behalf of clients, even though no buy or sell orders have been placed. This restriction applies from the moment that an access person has been informed in any fashion that any Portfolio Manager intends to purchase or sell a specific security or instrument. In this area each access person must exercise caution to avoid actions which, to his or her knowledge, are in conflict or in competition with the interests of clients. An Access Level I Person is prohibited from buying or selling a security within Fifteen calendar days before and after that security is traded for an account that the person manages unless no conflict of interest exists in relation to that security as determined by Senior Management of Manulife Asset Management. In addition, Access Level I and Access Level II Persons are prohibited from knowingly buying or selling a security within fifteen calendar days before and after that security is traded for a Manulife Asset Manager advised client account unless no conflict of interest exists in relation to that security. This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Requirements” of the Code. If a Manulife Asset Manager advised client account trades in a security within fifteen calendar days before or after an Access Level I and Access Level II Person trades in that security, the person may be required to demonstrate that he or she did not know that the trade was being considered for that Manulife Asset Manager advised client account.
You will be required to sell any security purchased in violation of this policy unless it is determined that no conflict of interest exists in relation to that security (as determined by Senior Management of Manulife Asset Management. Any profits realized on trades determined by Senior Management of Manulife Asset Management to be in violation of this policy must be surrendered by check which will be contributed to a charity of the institution’s choice.
Restriction on Securities under Active Consideration
Applies to: Access Level I and Access Level II Persons
Access Level I and Access Level II Persons are prohibited from buying or selling a security if the security is under active consideration by a Manulife Asset Manager advised client account. Exceptions: The Personal Trading and Reporting System will utilize the following exception criteria when determining approval or denial of pre-clearances requests: De Minimis Trading Rule: Except for the Access Level I investment personnel purchasing securities under active consideration, pre-clearance requests for 500 shares or less of a particular security with a market value of $25,000.00 or less, aggregated daily, would, in most cases, not be subject to the blackout period restrictions and the restriction on actively traded securities because management has determined that transactions of this size do not present any conflict of interest as long as the requestor is not associated with the conflicting fund or account. Large Cap Securities Exception: Except for the Access Level I investment personnel purchasing securities under active consideration, pre-clearance requests in a security with a market capitalization of $5 billion or more would in most cases, not be subject to the blackout period restrictions and the restriction on actively traded securities because management determined that transactions in these types of companies do not present any conflict of interest as long as the requestor is not associated with the conflicting fund or account.
6: Policies Outside of the Code of Ethics
Information acquired in connection with employment by Manulife Asset Management, including information regarding actual or contemplated investment decisions, portfolio composition, research, research recommendations, firm activities, or client interests, is confidential and may not be used in any way that might be contrary to, or in conflict with the interests of clients or the firm. Employees are reminded that certain clients have specifically required their relationship with Manulife Asset Management to be treated confidentially. There are certain policies that apply to Manulife Asset Management that are not part of the Code, but are equally important. Five important policies are the: (1) Manulife Financial Corporation Code of Business Conduct & Ethics; (2) the applicable Manulife Asset Management Insider Trading Policy; (3) the applicable Manulife Asset Management Portfolio Holdings Disclosure Policy; (4) the applicable Manulife Asset Management Pay —to — Play Policy (5) Manulife Financial Corporation Anti-Fraud Policy; and (6) Electronic Communication Disclosure Guidelines.
MFC Code of Business Conduct & Ethics
Applies to: All Covered Employees The MFC Code of Business Conduct and Ethics (the “MFC Code”) provides standards for ethical behavior when representing the Company and when dealing with employees, field representatives, customers, investors, external suppliers, competitors, government authorities and the public. The MFC Code applies to directors, officers and employees of MFC, its subsidiaries and controlled affiliates.
Sales representatives and third party business associates are also expected to abide by all applicable provisions of the MFC Code and adhere to the principles and values set out in the MFC Code when representing Manulife to the public or performing services for, or on behalf of, Manulife.

Other important issues in the MFC Code include:
• MFC values — P.R.I.D.E.;
• Ethics in workplace;
• Ethics in business relationships;
• Misuse of inside information;
• Receiving or giving of gifts, entertainment or favors;
• Misuse or misrepresentation of your corporate position;
• Disclosure of confidential or proprietary information;
• Disclosure of outside business activities;
• Antitrust activities; and
• Political campaign contributions and expenditures relating to public officials.
Manulife Asset Management Insider Trading Policy
Applies to: All Covered Employees The antifraud provisions of the federal securities laws generally prohibit persons with material non-public information from trading on or communicating the information to others. Sanctions for violations can include civil injunctions, permanent bars from the securities industry, civil penalties up to three times the profits made or losses avoided criminal fines and jail sentences. While Access Level I Persons are most likely to come in contact with material non-public information, the rules (and sanctions) in this area apply to all persons covered under this code and extend to activities both related and unrelated to your job duties. The Manulife Asset Management Insider Trading Policy (the “Insider Trading Policy”) covers a number of important issues, such as: The misuse of material non-public information; The information barrier procedure; The “restricted list”; and Broker letters and duplicate confirmation statements (see section 7: “Reports and Other Disclosures outside the Code of Ethics” on page 15 of the Code).
Manulife Asset Management Portfolio Holdings Disclosure Policy
Applies to: All Covered Employees Information about securities held in a John Hancock or Manulife Affiliated Fund or any other client portfolio sub-advised by Manulife Asset Management cannot be disclosed except in accordance with the Portfolio Holdings Disclosure Policy, which generally requires confidential treatment of client account portfolios, adherence to affiliated and non-affiliated client disclosure policies, where appropriate public posting of the information to ensure that it uniformly enters the public domain.
MFC Anti-Fraud Policy

Applies to: All Covered Employees The prevention, identification, and detection of fraud are vital to Manulife Financial Corporation. The Anti-Fraud Policy describes the framework within which the Company strives to: (1) prevent, identify, and detect fraud; and (2) ensures that adequate controls are in place to accomplish those objectives. Suspicions or allegations of possible fraud, fraudulent activity, and dishonest activity in relation to the Company shall be handled by all MFC directors, officers, and employees on a timely basis and with the utmost care. Failure to do so may result in a wide range of risks, including but not limited to reputation risk to the Company. To maintain the Company’s reputation for conducting business with integrity, any suspicion or allegation of fraud, fraudulent activity, or dishonest activity, in relation to the Company shall be reported promptly and according to the Reporting Protocols and Responsibilities described in the Policy.
MFC Electronic Communications Disclosure Guidelines
Applies to: All Covered Employees must use e-mail in a professional manner and must not engage in any activity which contravenes the Manulife Financial Code of Business Conduct and Ethics (“Manulife Code of Conduct”) and all e-mail content, attachments, tag lines or signatures must be consistent with the Manulife Code of Conduct. Employees are reminded that their corporate e-mail address is a Company address and that all correspondence received and sent via e-mail is to be considered corporate correspondence. Manulife prohibits its employees from participating in Internet chat rooms or newsgroups in discussions relating to the Company or its securities. Communications over the Internet via e-mail may not be secure. Employees should be aware of the danger of transmitting the Company’s confidential information externally via unencrypted e-mail. If an employee becomes aware of a rumor on a chat room, newsgroup or any other source, that may have a significant effect on the price of the Company’s share price, they should notify Corporate Communications. Non-compliance with these Guidelines may result in disciplinary action against an employee, up to and including termination of employment. The complete policies can be found on MFCentral under Company Policies/Global Compliance/ Policies.
7: Reports and Other Disclosures outside the Code of Ethics Broker Letter/Duplicate Confirm Statements
Applies to: All Access Levels In accordance with Rule 204A-1(b) under the Advisers Act, you are required to report to Code of Ethics Administration each transaction in any reportable security. This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Requirements” of the Code, as well as trades in Manulife and John Hancock affiliated funds.
To comply with these rules noted above you are required by this Code and by the Insider Trading Policy to inform your broker/dealer that you are employed by a financial institution. Your broker/dealer is subject to certain rules designed to prevent favoritism toward your accounts. You may not accept negotiated commission rates that you believe may be more favorable than the broker grants to accounts with similar characteristics.
When a brokerage account in which you have a beneficial interest is opened you must do the following before any trades are made:
• Notify the broker/dealer with which you are opening an account that you are an employee of Manulife Asset Management and whether or not you are registered with the Financial Industry Regulatory Authority;
• Notify Code of Ethics Administration, in writing, to disclose the new brokerage account before you place any trades.
Code of Ethics Administration will notify the broker/dealer to have duplicate written confirmations of any trade, as well as statements or other information concerning the account. Code of Ethics Administration may rely on information submitted by your broker as part of your reporting requirements under the Code.
Investment Professional Disclosure of Personal Securities Conflicts
Applies to: Access Level I Persons As an investment professional, you must promptly disclose your direct or indirect beneficial interest in a security that is under consideration for purchase or sale in a Manulife Asset Manager advised client account.

Outside Activities:
Applies to: All Access Levels
All outside business affiliations (e.g., directorships, officer-ships or trusteeships) of any kind or membership in investment organizations (e.g., an investment club) must be approved by the Employee’s Business Manager and cleared by the Chief Compliance Officer or General Counsel prior to the acceptance of such a position to ensure that such affiliations do not present a conflict with our clients’ interests. New Employees are required to disclose all outside business affiliations to their Business Manager upon joining the firm. As a general matter, directorships in public companies or companies that may reasonably be expected to become public companies will not be authorized because of the potential for conflicts that may impede our freedom to act in the best interests of clients. Service with charitable organizations generally will be authorized, subject to considerations related to time required during working hours, use of proprietary information and disclosure of potential conflicts of interest. Employees who engage in outside business and charitable activities are not acting in their capacity as employees of Manulife Asset Management and may not use Manulife Asset Management’s name. Outside Employment: Employees who are officers of the firm may not seek additional employment outside of Manulife Asset Management without the prior written approval of the Human Resources Department. All new employees are required to disclose any outside employment to the Human Resources Department upon joining the firm.
8: Reporting Requirements and Other Disclosures inside the Code of Ethics Initial Holdings Report and Annual Holdings Report
Applies to: All Access Levels In accordance with Rule 204A-1(b) under the Advisers Act; you must file an initial holdings report within 10 calendar days after becoming an Access Person. The information must be current as of a date no more than 45 days prior to your becoming an Access Person. In addition, on an annual basis you must also certify to an annual holdings report within 45 calendar days after the required certification date determined by Code of Ethics Administration. The information in the report must be current as of a date no more than 45 days prior to the date the report is submitted. This applies to any personal securities holdings in the categories described in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Requirements” of the Code. It also includes holdings in Manulife and John Hancock Affiliated Funds, including holdings in the applicable 401(k) plan, variable insurance contracts issued by affiliates, Registered Retirement Savings Plan (“RRSP”) and Registered Education Savings Plan (“RESP”).
You will receive an annual holdings certification request from Code of Ethics Administration. Your annual holdings certification requirement will ask you to log into the Personal Trading and Reporting System to certify that the system has accurately captured all your reportable security holdings as of the certification date.
Holdings in Manulife and John Hancock Affiliated Funds & Affiliated Variable Products must be reported if these holdings are held in an outside brokerage account. Group Savings and Retirement Services is charged with the administration of the Global Share Ownership Plan. Accordingly employees will not be required to file a duplicate holding report for the shares held in this plan. Code of Ethics Administration will have access to this information upon request.
Prior to certifying, access persons must ensure that they provide all covered holdings on their initial holdings report and further ensure that Code of Ethics Administration capture all covered holdings on their annual reporting requirement. An access person that fails to file by the specified deadline, 10 days on initial reporting and 45 days for annual reporting will, at a minimum, be prohibited from engaging in personal trading until the reporting requirement is made and may give rise to other sanctions.
Even if you have no holdings to report you will be asked to complete this requirement.
Reporting of Gifts, Donations, and Inheritances
Applies to: All Access Levels
• If you gift or donate shares of a reportable security it is considered a sale and you must notify Code of Ethics Administration of the gift or donation on the date given. You must also make sure the transaction is properly reported on your next quarterly transaction certification.
• If you receive a gift or inherit a reportable security you must report the new holding to Code of Ethics Administration in a timely manner and you must make sure the holding is properly reported on your next annual holdings certification.

Trading in Broad Based Stock Index Futures and Options
Applies to: All Access Levels The following Index securities do not require your pre-clearance, yet do require you to report these transactions: Options on or exchange-traded funds that track, the S&P 100, S&P Midcap 400, S&P 500, FTSE 100, Nikkei 225, S&P/TSX 60 and EAFE.
Quarterly Transaction Certification
Applies to: All Access Levels In accordance with Rule 204A-1(b) under the Advisors Act, on a quarterly basis, all access persons are required to certify that all covered transactions in their brokerage accounts, as well as transactions in John Hancock and Manulife Affiliated Funds, have been effected in accordance with the Code. Within 30 calendar days after the end of each calendar quarter, you will be asked to log into a Personal Trading and Reporting System to certify that the system has accurately captured all transactions for the preceding calendar quarter for accounts and trades which are required to be reported pursuant to section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Requirements” on page 6 of the Code.
Transactions in Manulife and John Hancock Affiliated Funds and affiliated Variable Products must be reported if these transactions are executed in an outside brokerage account. Group Savings and Retirement Services is charged with the administration of the Global Share Ownership Plan. Accordingly employees will not be required to file a duplicate transaction report for this plan. Code of Ethics Administration will have access to this information upon request.
All access persons are required to certify a quarterly report, even if there were no reportable transactions during the quarter. Prior to certifying, access persons should ensure that Code of Ethics Administration has captured all reportable transactions such as:
• Transactions in all covered securities
• Gift Transactions

• Corporate actions including dividend reinvestments, mergers, stock splits, etc. For each transaction required to be reported you must certify the following information was captured accurately:
• the date of the transaction, the title, and as applicable the exchange ticker symbol or CUSIP number, interest rate and maturity date, number of shares, and principal amount of each reportable security involved;
• the nature of the transaction (i.e. purchase, sale or any other type of acquisition or disposition);
• the price at which the transaction was effected; and
• the name of the broker/dealer or bank with or through which the transaction was effected. At the end of each calendar quarter, access persons will be reminded of the reporting requirement. An access person that fails to certify within the 30 calendar day deadline will, at a minimum, be prohibited from engaging in personal trading until the reporting requirement is made and may give rise to other sanctions.
Quarterly Brokerage Account Certification
Applies to: All Access Levels On a quarterly basis, all Access Persons will be required to certify to a listing of brokerage accounts as described in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Requirements” of the Code. This includes all brokerage accounts, including brokerage accounts that only contain securities exempt from reporting.
This also includes all accounts holding Manulife and John Hancock Affiliated Funds and affiliated Variable Products as well as accounts in the Manulife Share Ownership Plan. All access persons are required to certify a quarterly report, even if there were no existing or new accounts to report.
Prior to certifying, access persons should ensure that Code of Ethics Administration has captured all reportable accounts including any new or closed account during the quarter:
Within 30 calendar days after the end of each calendar quarter you will be asked to log into the John Hancock Personal Trading and Reporting System and certify that all brokerage accounts are listed and the following information is accurate:
• Account number;
• Account registration; and
• Brokerage firm

An access person that fails to file within the 30 calendar day deadline will, at a minimum, be prohibited from engaging in personal trading until the reporting requirement is made and may give rise to other sanctions.
Annual Certification of the Code
Applies to: All Access Levels At least annually (or additionally when the Code has been materially changed), you must provide a certification at a date designated by Code of Ethics Administration that you:
• have read and understood the Code;
• recognize that you are subject to its policies; and
• have complied with its requirements
You are required to make this certification to demonstrate that you understand the importance of these policies and your responsibilities under the Code.
An access person that fails to certify within the specified deadline will, at a minimum, be prohibited from engaging in personal trading until the reporting requirement is made and may give rise to other sanctions.
9: Reporting Violations
If you know of any violation of the Code, you have a responsibility to promptly report it to the Chief Compliance Officer. You should also report any deviations from the controls and procedures that safeguard Manulife Asset Management and the assets of our clients.
Since we cannot anticipate every situation that will arise, it is important that we have a way to approach questions and concerns. Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.
Speak to your manager, a member of the Human Resources Department or Law Department or the Chief Compliance Officer if you have:
• a doubt about a particular situation;
• a question or concern about a business practice; or
• a question about potential conflicts of interest
You may report suspected or potential illegal or unethical behavior without fear of retaliation. Manulife Asset Management does not permit retaliation of any kind for good faith reports of illegal or unethical behavior. Concerns about potential or suspected illegal or unethical behavior should be referred to a member of the Human Resources or Law Department.
Ethics Hotline
Unethical, unprofessional, illegal, fraudulent or other questionable behavior may also be reported by calling the confidential toll free Ethics Hotline at 1-866-294-9534 or by visiting www.ManulifeEthics.com.
10: Interpretation and Enforcement Compliance with the Code is expected and violations of its provisions are taken seriously. Employees must recognize that the Code is a condition of employment with Manulife Asset Management and a serious violation of the Code or related policies may result in dismissal. Since many provisions of the Code also reflect provisions of the applicable Securities Laws, employees should be aware that violations could also lead to regulatory enforcement action resulting in suspension or expulsion from the securities business, fines and penalties, and imprisonment. The Code cannot anticipate every situation in which personal interests may be in conflict with the interests of our clients and fund investors. You should be responsive to the spirit and intent of the Code as well as its specific provisions. When any doubt exists regarding any Code provision or whether a conflict of interest with clients or fund investors might exist, you should discuss the situation in advance with the Chief Compliance Officer. The Code is designed to detect and prevent fraud against clients and fund investors, and to avoid the appearance of impropriety. The Chief Compliance Officer has general administrative responsibility for the Code as it applies to the covered employees; an appropriate member of Code of Ethics Administration will administer procedures to review personal trading activity. Code of Ethics Administration also regularly reviews the forms and reports it receives. If these reviews uncover information that is incomplete, questionable, or potentially in violation of the rules in this document, Code of Ethics Administration will investigate the matter and may contact you. Senior Management of Manulife Asset Management and the applicable Boards approve amendments to the Code of Ethics and an Ethics Committee dispenses sanctions for violations of the Code. Accordingly, Code of Ethics
Administration will refer violations to Senior Management for review and recommended action based on the Manulife Asset Management Schedule of Fines and Sanctions. See Appendix B.

The following factors will be considered when determining a fine or other disciplinary action:
• the person’s position and function (senior personnel may be held to a higher standard);
• the amount of the trade or nature of the violation;
• whether the Manulife Asset Manager advised client accounts hold the security and are trading the same day;
• whether the violation was by a family member;
• whether the person has had a prior violation and which policy was involved; and
• whether the employee self-reported the violation
You should be aware that other securities laws and regulations not addressed by the Code may also apply to you, depending on your role at Manulife Asset Management. Manulife Asset Management Senior Management and the Chief Compliance Officer retain the discretion to interpret the Code’s provisions and to decide how they apply to any given situation.
11: Exemptions & Appeals
Exemptions may be granted where warranted by applicable facts and circumstances. If you believe that you have a situation that warrants an exemption to the any of the rules and restrictions of this Code you need to complete a “Pre-Clearance Exemption Request Form” to request approval from Code of Ethics Administration and/or the Chief Compliance Officer.
Sole Discretion Exemption: A transaction does not need to be pre-cleared if it takes place in an account that Code of Ethics Administration has approved in writing as exempt from the pre-clearance requirement. In the sole discretion of Code of Ethics Administration and the Chief Compliance Officer, accounts that will be considered for exclusion from the pre-clearance requirement are only those for which an employee’s securities broker or investment advisor has complete discretion, Discretionary Account. Employees wishing to seek such an exemption must complete a “Pre-Clearance Waiver Form for Sole Discretion Accounts” and satisfy all requirements.
These forms can be found on the home page of the Personal Trading and Reporting System under “Forms and Filings.” You will be notified of the outcome of your request by the Code of Ethics Administrator and/or the Chief Compliance Officer.
Appeals: If you believe that your request has been incorrectly denied or that an action is not warranted, you may appeal the decision. To make an appeal, you need to give Code of Ethics Administration a written explanation of your reasons for appeal within 30 days of the date that you were informed of the decision. Be sure to include any extenuating circumstances or other factors not previously considered. During the review process, you may, at your own expense, engage an attorney to represent you. Code of Ethics Administration may arrange for senior management or other parties to be part of the review process.
You will be notified of the outcome of your appeal by the Code of Ethics Administrator and/or the Chief Compliance Officer.
12: Education of Employees
The Code constitutes the Code of Ethics required by Rule 204A-1 under the Advisers Act for Manulife Asset Management. Code of Ethics Administration will provide a paper copy or electronic version of the Code (and any amendments) to each person subject to the Code. Code of Ethics Administration will also administer training to employees on the principles and procedures of the Code.
13: Recordkeeping
Code of Ethics Administration will maintain:
• a copy of the current Code for Manulife Asset Management and a copy of each Code of Ethics in effect at any time within the past five years;
• a record of any violation of the Code, and of any action taken as a result of the violation, for six years;
• a copy of each report made by an Access Person under the Code, for six years (the first two years in a readily accessible place);
• a record of all persons, currently or within the past five years, who are or were, required to make reports under the Code. This record will also indicate who was responsible for reviewing these reports; and
• a record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Level 1 Person of an IPO or an access person of a private placement, for six years

Appendix A: Access Person Categories
You have been notified about which of these categories applies to you, based on Code of Ethics Administration’s understanding of your current role. If you have a level of investment access beyond that category, or if you are promoted or change duties and as a result should more appropriately be included in a different category, it is your responsibility to immediately notify the Chief Compliance Officer of your company.
1.	Access Level I - Investment Access Person: An associate, officer or non-independent board member of Manulife Asset Management who, in connection with his/her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Manulife Asset Management advised client accounts (i.e., Portfolio Managers, Analysts, and Traders).

2.	Access Level II - Regular Access Person: An associate of Manulife Asset Management who, in connection with his/her regular functions or duties, has regular access to nonpublic information regarding any clients’ purchase or sale of securities, or non-public information regarding the portfolio holdings of any Client account advised by Manulife Asset Management; or who is involved in making securities recommendations to clients, or who has regular access to such recommendations that are nonpublic (i.e., Compliance and legal staff Administration, Investment Operations, Administrative Personnel supporting Access Level I & II Persons, Technology Resources Personnel with access to investment systems, Private Client Group Personnel, and anyone else that Code of Ethics Administration deems to have regular access).

3.	Access Level III - Periodic Access Person: An associate of Manulife Asset Management who, in connection with his/her regular functions or duties, has periodic access to non-public information regarding any clients’ purchase or sale of securities, or non-public information regarding the portfolio holdings of any John Hancock or Manulife Affiliated Fund or any Client account advised by Manulife Asset Management (i.e., Legal Staff, Client Services and Products, Administrative Personnel supporting Access Level II Persons, and anyone else that Code of Ethics Administration deems to have periodic access).

Appendix B: Manulife Asset Management Schedule of Fines and Sanctions

Code Violation	Remedy								Comments
	Policy Memo	Violation Notice	Meet w Compliance	Fine	Liquidate Position	Profit Surrender [4]	Restrict Trading	Termination	
De Minimus Pre-clearance Violation [1]	X		*						Subsequent violations may result in fines[3]
Procedural Pre-clearance Violation [2]	X		*						Subsequent violations may result in fines[3]
1st Failure to Pre-clear (new employee w/o notice - would have been approved)	X		*				**		Subsequent violations may result in fines[3]
1st Failure to Pre-clear (new employee w/o notice - would have been denied)	X		*		X	X	**		Subsequent violations may result in fines[3]
1st Violation of New Rule	X		*						Subsequent violations may result in fines[3]
Certifying to incorrect data (i.e. holdings discrepancies)	X								Subsequent violations may result in fines[3]
1st Failure to Pre-clear for Employee w/ Prior Notice (would have been approved)		X					**		Subsequent violations may result in fines[3]
1st Failure to Pre-clear for Employee w/ Prior Notice (would have been denied)		X			X	X	**		Subsequent violations may result in fines[3]
1st Violation of any other Material Rule (i.e. reporting)		X							Subsequent violations may result in fines[3]
IPO w/out approval (would have been approved)		X							Subsequent violations may result in fines[3]
IPO w/out approval (would have been denied)		X		X	X	X			[3] First Violation = $250/$1000 - Subsequent Violations set by Compliance and Business Practices Committee at least = $500/$2000
No Pre-clearance after Violation Notice				X	X	X			[3] First Violation = $250/$1000 - Subsequent Violations set by Compliance and Business Practices Committee at least = $500/$2000
Trading after Pre-clearance Denial				X	X	X	**		[3] First Violation = $250/$1000 - Subsequent Violations set by Compliance and Business Practices Committee at least = $500/$2000
PM Violation of 7-Day Blackout Period				X	X	X	**		[3] First Violation = $250/$1000 - Subsequent Violations set by Compliance and Business Practices Committee at least = $500/$2000
Private Placement w/o Approval				X	X	X			[3] First Violation = $250/$1000 - Subsequent Violations set by Compliance and Business Practices Committee at least = $500/$2000
Refusal to Acknowledge Code								X	

*Meeting at the discretion of the Chief Compliance Officer

**At the discretion of Senior Management

[1] De Minimus = lesser of 500 shares or $25,000

[2] Procedure Pre-clearance = incorrect symbol, incorrect trade direction or incorrect brokerage account

[3] Tiered Fines - lesser amount is for Regular Access persons with a job grade below AVP and higher amounts for Investment Access Persons and anyone with a job grade of AVP or higher

[4] Disgorgement only if profit is greater than $100

Appendix C: Manulife Asset Management Chief Compliance Officer and Compliance Contacts

Entity	Chief Compliance Officer
Manulife Asset Management (US)	William Corson (617)-375-6850

Manulife Asset Management (NA) Limited	Christopher Walker (416)-926-6334

Manulife Asset Management Ltd (Canada - 3rd party, Investment Division)	Christopher Walker (416)-926-6334

Code of Ethics Administration Contact	John Panopoulos (416)-852-4547

PTCC Contact	Jason Pratt (617)-663-3485

Manulife Asset Management Limited (Manulife Mutual Funds) — Canadian Division	Martin Guest (416)-852-9363

Appendix D: Manulife and John Hancock Affiliated Funds List (as of —December 2010)
JOHN HANCOCK FUNDS

Name of Trust and Fund(s):	Adviser: John Hancock Advisers, LLC.
Open-End Funds:	Subadviser for Fund:
JH Bond Trust:
Government Income Fund	Manulife Asset Management (US) LLC
High Yield Fund	Manulife Asset Management (US) LLC
Investment Grade Bond Fund	Manulife Asset Management (US) LLC

JH California Tax-Free Income Fund:
California Tax-Free Income Fund	Manulife Asset Management (US) LLC

JH Capital Series:
Classic Value Fund	Pzena Investment Management, LLC
Classic Value Fund II	Pzena Investment Management, LLC
U. S. Global Leaders Growth Fund	Sustainable Growth Advisers, LP

JH Current Interest:
Money Market Fund	Manulife Asset Management (US) LLC

JH Investment Trust:
Balanced Fund	Manulife Asset Management (US) LLC
Global Opportunities Fund	Manulife Asset Management (US) LLC
Large Cap Equity Fund	Manulife Asset Management (US) LLC
Small Cap Intrinsic Value Fund	Manulife Asset Management (US) LLC

JOHN HANCOCK FUNDS
Sovereign Investors Fund	Manulife Asset Management (US) LLC

JH Investment Trust II:
Financial Industries Fund	Manulife Asset Management (US) LLC
Regional Bank Fund	Manulife Asset Management (US) LLC
Small Cap Equity Fund	Manulife Asset Management (US) LLC

JH Investment Trust III:
Greater China Opportunities Fund	Manulife Asset Management (North America) Limited

JH Municipal Securities Trust:
High Yield Municipal Bond Fund	Manulife Asset Management (US) LLC

Name of Trust and Fund(s):	Adviser: John Hancock Advisers, LLC.
Open-End Funds:	Subadviser for Fund:
Tax-Free Bond Fund	Manulife Asset Management (US) LLC

JH Series Trust:
Mid Cap Equity Fund	Manulife Asset Management (US) LLC

JH Sovereign Bond Fund:
Bond Fund	Manulife Asset Management (US) LLC

JH Strategic Series:
Strategic Income Fund	Manulife Asset Management (US) LLC

JH Tax-Exempt Series Fund:
Massachusetts Tax-Free Income Fund	Manulife Asset Management (US) LLC

JOHN HANCOCK FUNDS
New York Tax-Free Income Fund	Manulife Asset Management (US) LLC

Closed end Funds:
Bank & Thrift Opportunity Fund	Manulife Asset Management (US) LLC
Income Securities Trust	Manulife Asset Management (US) LLC
Investors Trust	Manulife Asset Management (US) LLC
Preferred Income Fund	Manulife Asset Management (US) LLC
Preferred Income Fund II	Manulife Asset Management (US) LLC
Preferred Income Fund III	Manulife Asset Management (US) LLC
Patriot Premium Dividend Fund II	Manulife Asset Management (US) LLC
Tax-Advantaged Dividend Income Fund	Manulife Asset Management (US) LLC
Tax-Advantaged Global Shareholder Yield Fund	Epoch Investment Partners, Inc. and Analytic Investors, Inc.

JOHN HANCOCK FUNDS II
Active Bond Fund	Manulife Asset Management (US) LLC and Declaration Management & Research LLC
All Cap Core Fund	Deutsche Investment Management Americas Inc.
All Cap Growth Fund	Invesco AIM Capital Management, Inc.
All Cap Value Fund	Lord, Abbett & Co. LLC.
Alpha Opportunities Trust	Wellington Management Company, LLP
Alternative Asset Allocation Fund	Manulife Asset Management (North America) Limited
Blue Chip Growth Fund	T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
Core Bond Fund	Wells Capital Management, Incorporated
Core Diversified Growth & Income Portfolio	Manulife Asset Management (North America) Limited

Name of Trust and Fund(s):	Adviser: John Hancock Advisers, LLC.
Open-End Funds:	Subadviser for Fund:
Core Fundamental Holdings Portfolio	Manulife Asset Management (North America) Limited
Core Global Diversification Portfolio	Manulife Asset Management (North America) Limited
Emerging Markets Debt Fund	Manulife Asset Management (US) LLC
Emerging Markets Value Fund	Dimensional Fund Advisers, Inc.
Equity-Income Fund	T. Rowe Price Associates, Inc.
Financial Services Fund	Davis Selected Advisers, L.P.
Floating Rate Income Fund	Western Asset Management Company
Fundamental Value Fund	Davis Selected Advisers, L.P.
Global Agribusiness Fund	Manulife Asset Management (North America) Limited
Global Bond Fund	Pacific Investment Management Company LLC
Global Fund	Templeton Global Advisors Limited
Global High Yield Fund	Manulife Asset Management (North America) Limited
Global Infrastructure Fund	Manulife Asset Management (North America) Limited
Global Real Estate Fund	Deutsche Investment Management Americas Inc.
Global Timber Fund	Manulife Asset Management (North America) Limited
Heritage Fund (FKA Vista Fund)	American Century Investment Management, Inc.
High Income Fund	Manulife Asset Management (US) LLC
High Yield Fund	Western Asset Management Company
Income Fund	Franklin Advisers, Inc.
Index 500 Fund	Manulife Asset Management (North America) Limited
International Equity Index Fund	SSgA Funds Management, Inc.
International Opportunities Fund	Marsico Capital Management, LLC
International Small Cap Fund	Templeton Investment Counsel LLC
International Small Company Fund	Dimensional Fund Advisors
International Value Fund	Templeton Investment Counsel LLC
Investment Quality Bond Fund	Wellington Management Company, LLP
Large Cap Fund	UBS Global Asset Management (Americas) Inc.
Large Cap Value Fund	BlackRock Investment Management LLC
Lifecycle 2010 Portfolio	Manulife Asset Management (US) LLC
Lifecycle 2015 Portfolio	Manulife Asset Management (US) LLC
Lifecycle 2020 Portfolio	Manulife Asset Management (US) LLC
Lifecycle 2025 Portfolio	Manulife Asset Management (US) LLC
Lifecycle 2030 Portfolio	Manulife Asset Management (US) LLC
Lifecycle 2035 Portfolio	Manulife Asset Management (US) LLC

Name of Trust and Fund(s):	Adviser: John Hancock Advisers, LLC.
Open-End Funds:	Subadviser for Fund:
Lifecycle 2040 Portfolio	Manulife Asset Management (US) LLC
Lifecycle 2045 Portfolio	Manulife Asset Management (US) LLC
Lifecycle 2050 Portfolio	Manulife Asset Management (US) LLC
Lifestyle Aggressive Portfolio	Manulife Asset Management (US) LLC and Deutsche Investment Management Americas, Inc.
Lifestyle Balanced Portfolio	Manulife Asset Management (US) LLC and Deutsche Investment Management Americas, Inc.
Lifestyle Conservative Portfolio	Manulife Asset Management (US) LLC and Deutsche Investment Management Americas, Inc.
Lifestyle Growth Portfolio	Manulife Asset Management (US) LLC and Deutsche Investment Management Americas, Inc.
Lifestyle Moderate Portfolio	Manulife Asset Management (US) LLC and Deutsche Investment Management Americas, Inc.
Mid Cap Growth Index Fund	SSgA Funds Management, Inc.
Mid Cap Index Fund	Manulife Asset Management (North America) Limited
Mid Cap Stock Fund	Wellington Management Company, LLP
Mid Cap Value Equity Fund	Riversource Investments, LLC
Mid Cap Value Fund	Lord, Abbett & Co. LLC.
Mid Cap Value Index Fund	SSgA Funds Management, Inc.
Mid Value Fund	T. Rowe Price Associates, Inc.
Money Market Fund	Manulife Asset Management (North America) Limited
Multi Sector Bond Fund	Stone Harbor Investment Partners, LP
Natural Resources Fund	Wellington Management Company, LLP
Optimized Value Fund	Manulife Asset Management (North America) Limited
Real Estate Equity Fund	T. Rowe Price Associates, Inc.
Real Estate Securities Fund	Deutsche Investment Management Americas Inc.
Real Return Bond Fund	Pacific Investment Management Company LLC
Retirement 2010 Portfolio	Manulife Asset Management (US) LLC
Retirement 2015 Portfolio	Manulife Asset Management (US) LLC
Retirement 2020 Portfolio	Manulife Asset Management (US) LLC
Retirement 2025 Portfolio	Manulife Asset Management (US) LLC
Retirement 2030 Portfolio	Manulife Asset Management (US) LLC
Retirement 2035 Portfolio	Manulife Asset Management (US) LLC
Retirement 2040 Portfolio	Manulife Asset Management (US) LLC
Retirement 2045 Portfolio	Manulife Asset Management (US) LLC
Retirement 2050 Portfolio	Manulife Asset Management (US) LLC
Retirement Rising Distribution Portfolio	Manulife Asset Management (US) LLC

Name of Trust and Fund(s):	Adviser: John Hancock Advisers, LLC.
Open-End Funds:	Subadviser for Fund:
Science & Technology Fund	T. Rowe Price Associates, Inc., RCM Capital Management LLC
Short Term Gov’t Income Fund	Manulife Asset Management (US) LLC
Small Cap Growth Fund	Wellington Management Company, LLP
Small Cap Index Fund	Manulife Asset Management (North America) Limited
Small Cap Opportunities Fund	Munder Capital Management
Small Cap Value Fund	Wellington Management Company, LLP
Small Company Growth Fund	AIM Capital Management, Inc.
Small Company Value Fund	T. Rowe Price Associates, Inc.
Leveraged Companies Fund	Manulife Asset Management (US) LLC
Rainier Growth Fund	Rainier Investment Management Inc.
Small Company Fund	Fiduciary Management Associates, LLC
Small Cap Opportunities Fund	Manulife Asset Management (US) LLC
U. S. Core Fund	GMO, LLC
Value Opportunities Fund	GMO, LLC

JOHN HANCOCK TRUST
500 Index Trust	Manulife Asset Management (North America) Limited
500 Index Trust B	Manulife Asset Management (North America) Limited
Active Bond Trust	Manulife Asset Management (US) LLC and Declaration Management & Research LLC
All Cap Core Trust	Deutsche Investment Management Americas Inc. and RREEF America LLC
All Cap Value Trust	Lord, Abbett & Co. LLC.
Alpha Opportunities Trust	Wellington Management Company, LLP
American Asset Allocation Trust*	Capital Research Management Company
American Blue Chip Income and Growth Trust*	Capital Research Management Company
American Bond Trust*	Capital Research Management Company
American Fundamental Holdings Trust	Manulife Asset Management (US) LLC
American Global Diversification Trust	Manulife Asset Management (US) LLC
American Global Growth Trust*	Capital Research Management Company
American Global Small Capitalization Trust*	Capital Research Management Company
American Growth Trust*	Capital Research Management Company
American Growth-Income Trust*	Capital Research Management Company
American High-Income Bond Trust*	Capital Research Management Company
American International Trust*	Capital Research Management Company
American New World Trust*	Capital Research Management Company
Balanced Trust	T. Rowe Price Associates, Inc
Blue Chip Growth Trust	T. Rowe Price Associates, Inc.
Bond Trust	Manulife Asset Management (US) LLC
Capital Appreciation Trust	Jennison Associates LLC

Name of Trust and Fund(s):	Adviser: John Hancock Advisers, LLC.
Open-End Funds:	Subadviser for Fund:
Capital Appreciation Value Trust	T. Rowe Price Associates, Inc.
Core Allocation Trust	Manulife Asset Management (US) LLC
Core Asset Allocation Plus Trust	Wellington Management Company, LLP
Core Balanced Trust	Manulife Asset Management (US) LLC
Core Balanced Strategy Trust	Manulife Asset Management (North America) Limited
Core Bond Trust	Wells Capital Management, Incorporated
Core Diversified Growth & Income Trust	Manulife Asset Management (US) LLC
Core Disciplined Diversification Trust	Manulife Asset Management (US) LLC
Core Fundamental Holdings Trust	Manulife Asset Management (US) LLC
Core Global Diversification Trust	Manulife Asset Management (US) LLC
Core Strategy Trust	Manulife Asset Management (US) LLC
Disciplined Diversification Trust	Dimensional Fund Advisors Inc.
Emerging Markets Value Trust	Dimensional Fund Advisers, Inc.
Equity-Income Trust	T. Rowe Price Associates, Inc.
Financial Services Trust	Davis Selected Advisers, L.P.
Floating Rate Income Trust	Western Asset Management Company
Franklin Templeton Founding Allocation Trust	Manulife Asset Management (US) LLC
Fundamental Value Trust	Davis Selected Advisers, L.P.
Global Bond Trust	Pacific Investment Management Company LLC
Global Trust	Templeton Global Advisors Limited
Growth Equity Trust	Rainier Investment Management, Inc.
Health Sciences Trust	T. Rowe Price Associates, Inc.
Heritage Trust (FKA Vista Trust)	American Century Investment Management, Inc.
High Income Trust	Manulife Asset Management (US) LLC
High Yield Trust	Western Asset Management Company Limited
Income Trust	Franklin Advisers, Inc.
International Core Trust	Grantham, Mayo, Van Otterloo & Co. LLC
International Equity Index Trust A	SSgA Funds Management, Inc.
International Equity Index Trust B	SSgA Funds Management, Inc.
International Index Trust	Manulife Asset Management (North America) Limited
International Opportunities Trust	Marsico Capital Management, LLC
International Small Company Trust	Dimensional Fund Advisors Inc.
International Value Trust	Templeton Investment Counsel LLC (Templeton Global Advisors Limited serves as subsubadviser)
Intrinsic Value Trust	Grantham, Mayo, Van Otterloo & Co. LLC
Investment Quality Bond Trust	Wellington Management Company, LLP
Large Cap Trust	UBS Global Asset Management (Americas) Inc.

Name of Trust and Fund(s):	Adviser: John Hancock Advisers, LLC.
Open-End Funds:	Subadviser for Fund:
Large Cap Value Trust	BlackRock Investment Management, LLC
Lifecycle 2010 Trust	Manulife Asset Management (US) LLC
Lifecycle 2015 Trust	Manulife Asset Management (US) LLC
Lifecycle 2020 Trust	Manulife Asset Management (US) LLC
Lifecycle 2025 Trust	Manulife Asset Management (US) LLC
Lifecycle 2030 Trust	Manulife Asset Management (US) LLC
Lifecycle 2035 Trust	Manulife Asset Management (US) LLC
Lifecycle 2040 Trust	Manulife Asset Management (US) LLC
Lifecycle 2045 Trust	Manulife Asset Management (US) LLC
Lifecycle 2050 Trust	Manulife Asset Management (US) LLC
Lifestyle Aggressive Trust	Manulife Asset Management (US) LLC and Deutsche Investment Management Americas, Inc.
Lifestyle Balanced Trust	Deutsche Investment Management Americas Inc.
Lifestyle Conservative Trust	Deutsche Investment Management Americas Inc. and Manulife Asset Management (US) LLC
Lifestyle Growth Trust	Deutsche Investment Management Americas Inc. and Manulife Asset Management (US) LLC
Lifestyle Moderate Trust	Deutsche Investment Management Americas Inc. Manulife Asset Management (US) LLC
Mid Cap Index Trust	Manulife Asset Management (North America) Limited
Mid Cap Stock Trust	Wellington Management Company, LLP
Mid Cap Value Equity Trust	Riversource Investments, LLC
Mid Value Trust	T. Rowe Price Associates, Inc.
Money Market Trust	Manulife Asset Management (North America) Limited
Money Market Trust B	Manulife Asset Management (North America) Limited
Mutual Shares Trust	Franklin Mutual Advisers, LLC
Natural Resources Trust	Wellington Management Company, LLP
New Income Trust	T. Rowe Price Associates, Inc.
Optimized All Cap Trust	Manulife Asset Management (North America) Limited
Optimized Value Trust	Manulife Asset Management (North America) Limited
Real Estate Securities Trust	Deutsche Investment Management Americas Inc. and RREEF America LLC
Real Return Bond Trust	Pacific Investment Management Company LLC
Science & Technology Trust	T. Rowe Price Associates, Inc. & RCM Capital Management LLC
Short Term Government Income Trust	Manulife Asset Management (North America) Limited

Name of Trust and Fund(s):	Adviser: John Hancock Advisers, LLC.
Open-End Funds:	Subadviser for Fund:
Small Cap Growth Trust	Wellington Management Company, LLP
Small Cap Index Trust	Manulife Asset Management (North America) Limited
Small Cap Opportunities Trust	Dimensional Fund Advisors Inc. and Invesco Aim Capital Management, Inc.
Small Cap Value Trust	Wellington Management Company, LLP
Small Company Growth Trust	Invesco Aim Capital Management, Inc.
Small Company Value Trust	T. Rowe Price Associates, Inc.
Smaller Company Growth Trust	Frontier Capital Management Company, LLC; Perimeter Capital Management; Manulife Asset Management (North America) Limited
Strategic Bond Trust	Western Asset Management Company
Strategic Income Opportunities Trust (FKA Strategic Income Trust)	Manulife Asset Management (US) LLC and Declaration Management & Research LLC
Total Bond Market Trust A	Declaration Management & Research LLC
Total Bond Market Trust B	Declaration Management & Research LLC
Total Return Trust	Pacific Investment Management Company LLC
Total Stock Market Index Trust	Manulife Asset Management (North America) Limited
U.S. High Yield Bond Trust	Wells Capital Management, Incorporated
U.S. Multi Sector Trust	Grantham, Mayo, Van Otterloo & Co. LLC
Utilities Trust	Massachusetts Financial Services Company
Value & Restructuring Trust	Columbia Management Advisors, LLC
Value Trust	Morgan Stanley Investment Management Inc. (Van Kampen)
MANULIFE MUTUAL FUNDS

Name of Trust and Fund(s):	Adviser: Manulife Asset Management Limited
Open-End Funds:	Subadviser for Fund:
Manulife Managed Solutions:
Manulife Leaders Balanced Income Portfolio	Manulife Asset Management Limited
Manulife Leaders Balanced Growth Portfolio	Manulife Asset Management Limited
Manulife Leaders Opportunities Portfolio	Manulife Asset Management Limited
Manulife Simplicity Conservative Portfolio	Manulife Asset Management (US) LLC
Manulife Simplicity Moderate Portfolio	Manulife Asset Management (US) LLC
Manulife Simplicity Income Portfolio	Manulife Asset Management (US) LLC
Manulife Simplicity Balanced Portfolio	Manulife Asset Management (US) LLC
Manulife Simplicity Global Balanced Portfolio	Manulife Asset Management (US) LLC
Manulife Simplicity Growth Portfolio	Manulife Asset Management (US) LLC
Manulife Simplicity Aggressive Portfolio	Manulife Asset Management (US) LLC

Name of Trust and Fund(s):	Adviser: Manulife Asset Management Limited
Open-End Funds:	Subadviser for Fund:
Manulife Opportunities Funds:
Manulife Canadian Opportunities Fund	Manulife Asset Management Limited
Manulife European Opportunities Fund	Manulife Asset Management (Europe) Limited
Manulife Global Opportunities Balanced Fund	Manulife Asset Management (US) LLC
Manulife Growth Opportunities Fund	Manulife Asset Management Limited
Manulife U.S. Opportunities Fund	Manulife Asset Management (US) LLC
Manulife Yield Opportunities Fund	Manulife Asset Management Limited

Manulife Focused Funds:
Manulife Advantage Fund	Portland Investment Counsel
Manulife Advantage Fund II	Portland Investment Counsel
Manulife American Advantage Fund	Portland Investment Counsel
Manulife Canadian Focused Fund	Portland Investment Counsel
Manulife Diversified Canada Fund	Portland Investment Counsel
Manulife Global Advantage Fund	Portland Investment Counsel
Manulife Global Focused Fund	Third Avenue Management

Manulife Value Funds:
Manulife Canadian Equity Value Fund	Scheer Rowlett and Associates Investment Management Ltd.
Manulife Canadian Value Fund	Manulife Asset Management Limited
Manulife Dividend Fund	Manulife Asset Management Limited
Manulife Global Dividend Income Fund	Manulife Asset Management Limited
Manulife Global Monthly Income Fund	Manulife Asset Management Limited
Manulife International Dividend Income Fund	Manulife Asset Management Limited
Manulife Monthly High Income Fund	Manulife Asset Management Limited
Manulife Small Cap Value Fund	Foyston, Gordon & Payne Inc.
Manulife Value Fund	Manulife Asset Management (US) LLC

Manulife Growth Funds:
Manulife Canadian Balanced Growth Fund	Manulife Asset Management Limited
Manulife Canadian Core Fund	Manulife Asset Management Limited
Manulife Canadian Equity Fund	Manulife Asset Management Limited
Manulife Canadian Growth Fund	McLean Budden Limited
Manulife Canadian Large Cap Growth Fund	Greystone Managed Investments Inc.
Manulife Sector Rotation Fund	PCJ Investment Counsel
Manulife U.S. Diversified Growth Fund	Wellington Management
Manulife U.S. Mid Cap Fund	Manulife Asset Management (US) LLC

Name of Trust and Fund(s):	Adviser: Manulife Asset Management Limited
Open-End Funds:	Subadviser for Fund:
Manulife Select Funds:
Manulife Canadian Balanced Fund	Mawer Investment Management Limited
Manulife Canadian Equity Index Fund	Manulife Asset Management Limited
Manulife Diversified Investment Fund	Mawer Investment Management Limited
Manulife Global Small Cap Fund	Mawer Investment Management Limited
Manulife International Equity Index Fund	Manulife Asset Management Limited
Manulife Tax Managed Growth Fund	Mawer Investment Management Limited
Manulife U.S. Equity Fund	Mawer Investment Management Limited
Manulife U.S. Equity Index Fund	Manulife Asset Management Limited
Manulife Income Funds:
Manulife Bond Fund	Manulife Asset Management Limited
Manulife Canadian Bond Fund	Mawer Investment Management Limited
Manulife Canadian Bond Plus Fund	Alliance Bernstein
Manulife Canadian Fixed Income Fund	Addenda Capital
Manulife Canadian Universe Bond Fund	CIBC Asset Management
Manulife Corporate Bond Fund	Manulife Asset Management Limited
Manulife Dollar Cost Averaging Fund	Manulife Asset Management Limited
Manulife Floating Rate Income Fund	Manulife Asset Management (US) LLC
Manulife Investment Savings Fund	Manulife Asset Management Limited
Manulife Money Fund	Manulife Asset Management Limited
Manulife Preferred Income Fund	Portland Investment Counsel
Manulife Short Term Bond Fund	Manulife Asset Management Limited
Manulife Strategic Income Fund	Manulife Asset Management (US) LLC

Manulife Specialty Funds:

Manulife Emerging Markets Fund	Manulife Asset Management (Europe) Limited
Manulife Global Infrastructure Fund	Brookfield Investment Management Inc.
Manulife Global Natural Resources Fund	Manulife Asset Management (US) LLC
Manulife Global Real Estate Fund	Third Avenue Management

MANULIFE CORPORATE FUNDS

Manulife Opportunities Funds:

Manulife Canadian Opportunities Class	Manulife Asset Management Limited
Manulife Global Opportunities Class	Manulife Asset Management (US) LLC
Manulife Growth Opportunities Class	Manulife Asset Management Limited

Name of Trust and Fund(s):	Adviser: Manulife Asset Management Limited
Open-End Funds:	Subadviser for Fund:
Manulife U.S. Opportunities Class	Manulife Asset Management (US) LLC
Manulife Yield Opportunities Class	Manulife Asset Management Limited

Manulife Focused Funds:

Manulife Advantage II Class	Portland Investment Counsel
Manulife Canadian Focused Class	Portland Investment Counsel
Manulife Diversified Canada Class	Portland Investment Counsel
Manulife Global Focused Class	Third Avenue Management

Manulife Value Funds:

Manulife Canadian Value Class	Manulife Asset Management Limited
Manulife Canadian Large Cap Value Class	McLean Budden Limited
Manulife International Value Class	Franklin Templeton Investments
Manulife Monthly High Income Class	Manulife Asset Management Limited

Manulife Growth Funds:

Manulife Canadian Core Class	Manulife Asset Management Limited
Manulife Canadian Equity Class	Manulife Asset Management Limited
Manulife Global Leaders Class	Manulife Asset Management Limited

Manulife Select Funds:

Manulife Canadian Investment Class	Mawer Investment Management Limited
Manulife Global Equity Class	Mawer Investment Management Limited
Manulife World Investment Class	Mawer Investment Management Limited

Manulife Income Funds:

Manulife Short Term Yield Class	Manulife Asset Management Limited
Manulife Strategic Income Class	Manulife Asset Management (US) LLC
Manulife Structured Bond Class	Manulife Asset Management Limited
Manulife Total Yield Class	Manulife Asset Management Limited

Manulife Specialty Funds:

Manulife China Class	Manulife Asset Management (Hong Kong) Limited
Manulife Japan Class	Manulife Asset Management (Japan) Limited
Manulife Global Infrastructure Class	Brookfield Investment Management Inc.

Name of Trust and Fund(s):	Adviser: Manulife Asset Management Limited
Open-End Funds:	Subadviser for Fund:
Manulife Global Real Estate Class	Third Avenue Management

MANULIFE ASSET MANAGEMENT POOLED FUNDS:

Manulife Asset Management Canadian Large Cap Growth Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management Canadian Large Cap Value Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management Canadian Equity Index Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management US Value Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management US Quantitative Large Cap Core Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management US Quantitative Large Cap Core Pooled Fund (non-taxable)	Manulife Asset Management Limited
Manulife Asset Management US Equity Index Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management US Equity Index Pooled Fund (non-taxable)	Manulife Asset Management Limited
Manulife Asset Management International Equity Pooled Fund	Manulife Asset Management (Europe) Limited
Manulife Asset Management Global Equity Pooled Fund	Manulife Asset Management (Europe) Limited
Manulife Asset Management Canadian Bond Index Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management Canadian Core Fixed Income Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management Canadian Long Duration Fixed Income Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management Canadian Core Plus Fixed Income Pooled Fund	Manulife Asset Management (US) LLC
Manulife Asset Management Global Fixed Income Pooled Fund	Manulife Asset Management (US) LLC

Manulife Asset Management Money Market Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management Diversified Value Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management Global Diversified Pension Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management International Fixed Income Pooled Fund	Manulife Asset Management Limited

Name of Trust and Fund(s):	Adviser: Manulife Asset Management Limited
Open-End Funds:	Subadviser for Fund:
Manulife Asset Management International Equity Index Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management Strategic Income Opportunities Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management US All Cap Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management US Core Pooled Fund	Manulife Asset Management Limited
Manulife Asset Management Emerging Markets Opportunities Pooled Fund	Manulife Asset Management Limited

Third Party Funds (Advised by MAML):

HSBC MM Canadian Growth Equity Pooled Fund	Manulife Asset Management Limited
Keystone Manulife High Income Fund	Manulife Asset Management Limited
SEI Canadian Equity Fund	Manulife Asset Management Limited
SEI Canadian Small Company Equity Fund	Manulife Asset Management Limited
CI Alpine Growth Equity Fund	Manulife Asset Management Limited
CIBC Frontiers Monthly Income Fund	Manulife Asset Management Limited
Keystone Manulife U.S. Value Fund	Manulife Asset Management Limited
Symmetry Equity Class	Manulife Asset Management Limited
Harmony Canadian Equity Pool Fund	Manulife Asset Management Limited
MD Dividend Fund	Manulife Asset Management Limited
SEI Money Market Fund	Manulife Asset Management Limited
Brompton VIP Income Fund	Manulife Asset Management Limited
Brompton Oil & Gas Income Fund	Manulife Asset Management Limited
Brompton Oil & Gas Trust	Manulife Asset Management Limited
Brompton Advantaged VIP Income Fund	Manulife Asset Management Limited
Skylon Convertible & Yield Advantaged Trust	Manulife Asset Management Limited
Manulife Brompton Advantaged Bond Fund	Manulife Asset Management Limited

Manulife Defined Contribution Plan:

MLI Retirement Income Fund	Manulife Asset Management Limited
MLI Retirement Date 2010 Fund	Manulife Asset Management Limited
MLI Retirement Date 2015 Fund	Manulife Asset Management Limited
MLI Retirement Date 2020 Fund	Manulife Asset Management Limited

Name of Trust and Fund(s):	Adviser: Manulife Asset Management Limited
Open-End Funds:	Subadviser for Fund:
MLI Retirement Date 2025 Fund	Manulife Asset Management Limited
MLI Retirement Date 2030 Fund	Manulife Asset Management Limited
MLI Retirement Date 2035 Fund	Manulife Asset Management Limited
MLI Retirement Date 2040 Fund	Manulife Asset Management Limited
MLI Retirement Date 2045 Fund	Manulife Asset Management Limited
MLI Retirement Date 2050 Fund	Manulife Asset Management Limited
MLI Conservative Asset Allocation Fund	Manulife Asset Management Limited
MLI Moderate Asset Allocation Fund	Manulife Asset Management Limited
MLI Balanced Asset Allocation Fund	Manulife Asset Management Limited
MLI Growth Asset Allocation Fund	Manulife Asset Management Limited
MLI Aggressive Asset Allocation Fund	Manulife Asset Management Limited
MLI MMF Money Fund	Manulife Asset Management Limited
MLI Canadian Money Market Fund	Manulife Asset Management Limited
MLI Canadian Bond Fund	Manulife Asset Management Limited
MLI MFC Global Pooled Canadian Bond Index Fund	Manulife Asset Management Limited
MLI Group IncomePlus Balanced Asset Allocation Fund	Manulife Asset Management Limited
MLI MMF Monthly High Income Fund	Manulife Asset Management Limited
MLI MMF Canadian Equity Fund	Manulife Asset Management Limited
MLI Canadian Large Cap Value Equity Fund	Manulife Asset Management Limited
MLI MFC Global Pooled Canadian Index Fund	Manulife Asset Management Limited
MLI MFC Global Canadian Large Cap Core Fund	Manulife Asset Management Limited
MLI MFC Global Pooled U.S. Equity Fund	Manulife Asset Management Limited

Appendix E: Exempt Indices/Securities
S&P 100
S&P Midcap 400
S&P 500
FTSE 100
Nikkei 225
S&P TSX 60
EAFE